EXHIBIT 10.36

SEPARATION AGREEMENT BETWEEN SHAWN HARRINGTON
AND GERBER SCIENTIFIC, INC.

This Agreement is a contract between SHAWN HARRINGTON ("you"), and your employer, GERBER SCIENTIFIC, INC. (the "Company"). It sets out the terms under which your employment with the Company will continue and will terminate. Those terms include the payment of certain monies and benefits to you in return for your agreement to be bound by conditions set forth in this Agreement. You should thoroughly review and understand the effects of the Agreement before signing it. The Company advises you to consult an attorney before you sign this Agreement. If you sign this Agreement, you will receive the payments and benefits described in Section II below.

I. COMPLETE RELEASE AND WAIVER OF CLAIMS

A. RELEASE AND WAIVER: In exchange for the payment and benefits described in Section II, you agree to release GERBER SCIENTIFIC, INC. and all of its past, present and future subsidiaries, affiliates, successors and assigns (collectively, "the Company") from all claims, demands, actions, or liabilities you may have against the Company of whatever kind, including but not limited to those that in any way arise from or relate in any way to your employment with the Company or the termination of that employment. You also agree to release from all such claims, demands, actions or liabilities the Company's past, present and future agents, directors, officers, employees, fiduciaries, representatives, successors, and assigns (hereinafter, "those associated with the Company"). You agree that you have executed this Agreement on your own behalf, and also on behalf of any heirs, agents, representatives, and assigns that you may have now or in the future.

You also agree that the release and waiver stated in this Agreement covers, but is not limited to, claims arising under the Age Discrimination in Employment Act of 1967 (including the amendments of the Older Workers Benefit Protection Act of 1990), Title VII of the Civil Rights Act of 1964, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act of 1988 (also known as "WARN"), the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the Connecticut Fair Employment Practices Act, and any other federal, state and local law dealing with discrimination on any basis, including sex, race, national origin, veteran status, marital status, religion, disability, sexual orientation, reservist status or age. You also agree that the release and waiver stated in this Agreement includes claims based on contract or tort theories, whether based on common law or otherwise. This Agreement also includes a release and waiver by you of any claims that you suffered or any other harm by or through the actions of the Company, including, but not limited to, claims for defamation or emotional distress. This Release and Waiver does not apply to claims arising under any Workers Compensation statute, except claims for wrongful discharge or other discrimination in employment for exercising rights under this statute. The Release and Waiver in this Agreement does not affect your vested rights, if any, in the Company's pension plans, which survive unaffected by this Agreement.

B. NONRELEASE OF FUTURE CLAIMS AND AGREEMENT TO SIGN RELEASE AND WAIVER ON TERMINATION DATE: This Release and Waiver covers all claims or demands based on any facts or events, whether known or unknown by you, that occurred on or before the date you sign this Agreement. The Company acknowledges that you have not released any rights or claim that you may have that arise after the date this Agreement is executed. To accept and receive the payments benefits described below after September 30, 2004, you shall be required to sign, at the time of the Termination Date, another Separation Agreement, a form of which is attached as Appendix A hereto. If you do not timely execute that Separation and Release Agreement, you shall not be entitled to the payments and benefits after September 30, 2004 described below.

C. NO FUTURE LAWSUITS: As a terminating employee who chooses to accept the terms of this Agreement, you promise never to file a lawsuit asserting any claim or demand against the Company, or those associated with the Company, including claims filed in state or federal court that arise from or are related to any claim that is within the scope of the Release and Waiver or claims arising from or related to your employment. In addition, you agree not to assist any other person or entity in bringing any lawsuit against the Company in any state or federal court unless you are compelled to do so by the court or by law. Your failure to comply with this provision shall constitute a breach of the Agreement.

BY SIGNING THIS AGREEMENT, YOU GIVE UP ANY RIGHT YOU MAY HAVE TO BRING A LAWSUIT OR RECEIVE A RECOVERY ON ANY CLAIM AGAINST THE COMPANY AND THOSE ASSOCIATED WITH THE COMPANY BASED ON ANY ACTIONS, FAILURES TO ACT, STATEMENTS OR EVENTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT, INCLUDING CLAIMS THAT IN ANY WAY ARISE FROM OR RELATE TO YOUR EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF THAT EMPLOYMENT.

II. PAYMENTS AND BENEFITS

If you agree to the "Complete Release and Waiver of Claims" by signing this Agreement, you will receive the following consideration to which you are not otherwise entitled and which you acknowledge as sufficient, for your obligations under this Agreement.

1. Your last day of employment will be September 30, 2004 (the "Termination Date"). You will continue in your position as Executive Vice President and Chief Financial Officer through September 30, 2004, unless a new CFO is hired prior to September 30, 2004, in which event your services will be as required by the new CFO or Chief Executive Officer but you will continue to receive salary and benefits through September 30, 2004, which will remain your Termination Date.

2. For the period October 1, 2004 to January 31, 2005, you agree to act as a consultant to the President and the Chief Executive Officer of the Company, as reasonably requested, such requests not to interfere with your right to engage in other employment as set forth herein, and you will be paid a total of $90,000.00 in four separate and equal payments at the end of each month. You will be considered an independent contractor and a Form 1099 will be issued for the payments in this paragraph.

3. For the period February 1, 2005 to April 30, 2005, you agree to make yourself available as a consultant to the President and Chief Executive Officer, as reasonably requested, such requests not to interfere with your right to engage in other employment as set forth herein, and you will be paid a non-refundable retainer of $67,500.00 on February 1, 2005, for which a Form 1099 will be issued. In addition, you will be paid $150.00 an hour for each hour you provide actual consulting services to the Company.

4. Subsequent to the Termination Date, subject to the provisions of Section IV herein, you may engage in other employment, whether part-time or full-time, which shall not affect any payments you receive pursuant to paragraphs 2 and 3 above in this Section II regarding consulting you may perform for the Company. You shall have no obligation to provide any consulting services to the Company after April 30, 2005 and the Company shall have no obligation to make any payments for any such services performed after April 30, 2005.

5. You agree and acknowledge you are not eligible to receive or otherwise entitled to receive any bonus or prorated bonus, under any policy, practice or plan of the Company or pursuant to this Agreement for the fiscal year 2005 or subsequently.

6. You acknowledge and agree that you and your immediate family's participation in any benefit plan provided by the Company will cease as September 30, 2004, including but not limited to any health, life insurance or disability plan, except to the extent any such plan provides to the contrary with regard to employees who have terminated employment and with the exception that your participation will continue in the Company's pension plan or any other "top hat" non-qualified pension benefit plan but no additional years of service will be credited to you subsequent to September 30, 2004 nor will any subsequent contribution be permitted to any such plan. Your rights under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") will commence on October 1, 2004.

7. All unvested stock options previously granted pursuant to any of the Company's stock option plans and all restricted stock granted to you shall vest on September 30, 2004. Your opportunity to exercise all of your vested stock options is extended up to and including March 31, 2006 and such options must otherwise be exercised in accordance with the applicable stock option plans and grant agreements.

8. Marc Giles will provide a favorable letter of reference to be mutually agreed upon and attached hereto as an Exhibit.

9. The Company will reimburse you for your legal expenses and costs incurred in connection with your review of this Separation Agreement, in an amount not to exceed $5,000.

10. The Company shall continue to provide you with Directors and Officers insurance with respect to acts or omissions that occurred while you were an officer or director of the Company and shall indemnify you, hold you harmless and defend you from any and all claims that may be asserted against you by any third party with respect to your employment with the Company, including advancing reasonable attorneys fees, costs and expenses.

III. SURRENDER OF MATERIALS

You acknowledge that you have returned or will return to the Company by September 30, 2004, all Company-related reports, files, memoranda, notes, records and other documents (whether stored electronically or otherwise) as well as credit cards, card key passes, door and file keys, computer access codes, computer software and any other property that you received or prepared or helped to prepare in connection with your employment. You further acknowledge that you have not and will not retain any copies of excerpts of the materials described above, and that you will not attempt to retrieve or recreate any of the materials described above after the termination of your employment.

IV. NON-COMPETITION

For two (2) years after September 30, 2004, you agree (1) that you shall not directly or indirectly, whether individually or as a partner, officer, director, employee, consultant or in any capacity whatsoever, own, manage, operate, control or participate in the ownership, management, operation or control of or have any substantial financial interest in the conduct of any business or venture which competes with the Company or any of its subsidiaries or affiliates, in any country in which the Company conducts business or maintains an office; (2) you shall not directly or indirectly, on your behalf or on behalf of any other person, firm, organization, business or venture solicit, induce, influence or encourage any employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment with the Company or violate any agreement or duty or responsibility to the Company; and (3) you shall not directly or indirectly, on your behalf or on behalf of any other person, firm, organization, business or venture solicit, induce, influence or encourage any customer, supplier or any person or entity which has a business relationship with the Company or any of its subsidiaries or affiliates to terminate, discontinue or materially alter its relationship with the Company or its subsidiaries or affiliates. You acknowledge that the restrictions contained herein are reasonable in scope, area and duration and are necessary to protect the Company's legitimate business interests, and that any violation of this paragraph will cause irreparable harm for which monetary damages will not be an adequate remedy. In the event of a breach of the provisions of this paragraph, the Company will be entitled to an injunction, specific performance or other remedies available in law or in equity. For purposes of this paragraph, "competes" means a competitor that is engaged in the business of sign making and specialty graphics, or apparel and flexible materials, or ophthalmic lenses processing.

V. CONFIDENTIAL INFORMATION

You will not at any time directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as defined below) relating to the business of the Company or any affiliate of the Company, except as may be required by applicable law. The term "Confidential Information" means information of the Company or an affiliate which is confidential, secret or proprietary and pertains directly or indirectly to the business activities or services of the Company or an affiliate or their customers or clients, including but not limited to methods, processes, procedures, business plans, client lists and records, potential client or customer lists and client or customer billing. However, the term Confidential Information will not include information which has been or is subsequently generally available to the public or has been or is subsequently made public by the Company or any affiliate or a third party not obligated to keep that information secret or confidential.

VI. BREACH OF AGREEMENT

If either party violates any part of this Agreement, the breaching party will be responsible for all costs incurred by the non-breaching party that flow from that violation, including but not limited to the non-breaching party's legal fees and other costs associated with prosecuting or defending any legal action related to said breach.

VII. GOVERNING LAW

This Agreement shall be governed by and construed under the laws of the State of Connecticut.

ACKNOWLEDGMENTS

1. You acknowledge receipt of this Agreement on July 13, 2004;

2. You acknowledge that you have read and understand this Agreement and the meaning and effect thereof;

3. You have been given a period of at least twenty-one days from the date of receipt noted above within which to consider this Agreement and determined that you did not need that entire period but had ample time to carefully review and consider this Agreement.

4. This Agreement is not effective or enforceable for seven days after you sign it and you may revoke it during that time. If you choose to revoke the Agreement, you must do so in writing and such written notice must be received by the Company prior to the end of the seventh day after you sign the Agreement. Any revocation within this period must be submitted, in writing, to William V. Grickis, Jr., Esq., Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, CT 06074. If the Company does not receive a written revocation by the end of the seven day period, this Agreement will become fully enforceable at that time. Revocation of this Agreement does not alter or change the fact that your employment with the Company will terminate effective September 30, 2004.

5. You have not relied on any representations, promises, or agreements of any kind made to you in connection with your decision to sign this Agreement. This Agreement sets forth the entire agreement between you and the Company and supersedes and renders null and void any and all prior or contemporaneous oral or written understandings, statements, representations or promises.

6. You acknowledge that a finding that any term or provision of this Agreement is invalid, unlawful or unenforceable will not affect the remaining terms and provisions of this Agreement, except that if the Release and Waiver provision above, which is an essential and material element of the Agreement, is found invalid, the entire Agreement shall also be invalid.

You have read, understand and voluntarily execute this Agreement and assent to its terms, affirming that your decision to sign this Agreement has been made freely and without any duress or coercion.

Dated: July 14, 2004               /s/ Shawn Harrington
                                               Shawn Harrington

Dated: July 14, 2004              GERBER SCIENTIFIC, INC.

                                                By: /s/ William V. Grickis, Jr.
                                                     William V. Grickis, Jr.
                                                     General Counsel

APPENDIX A

SUPPLEMENTAL SEPARATION AGREEMENT BETWEEN SHAWN HARRINGTON
AND GERBER SCIENTIFIC, INC.

This Agreement is a contract between SHAWN HARRINGTON ("you"), and your employer, GERBER SCIENTIFIC, INC. (the "Company"). It sets out the terms under which your employment with the Company will continue and will terminate. Those terms include the payment of certain monies and benefits to you in return for your agreement to be bound by conditions set forth in this Agreement. You should thoroughly review and understand the effects of the Agreement before signing it. The Company advises you to consult an attorney before you sign this Agreement. If you sign this Agreement, you will receive the payments and benefits described in Section II below that are payable subsequently to September 30, 2004.

I. COMPLETE RELEASE AND WAIVER OF CLAIMS

A. RELEASE AND WAIVER: In exchange for the payment and benefits described in Section II, you agree to release GERBER SCIENTIFIC, INC. and all of its past, present and future subsidiaries, affiliates, successors and assigns (collectively, "the Company") from all claims, demands, actions, or liabilities you may have against the Company of whatever kind, including but not limited to those that in any way arise from or relate in any way to your employment with the Company or the termination of that employment. You also agree to release from all such claims, demands, actions or liabilities the Company's past, present and future agents, directors, officers, employees, fiduciaries, representatives, successors, and assigns (hereinafter, "those associated with the Company"). You agree that you have executed this Agreement on your own behalf, and also on behalf of any heirs, agents, representatives, and assigns that you may have now or in the future.

You also agree that the release and waiver stated in this Agreement covers, but is not limited to, claims arising under the Age Discrimination in Employment Act of 1967 (including the amendments of the Older Workers Benefit Protection Act of 1990), Title VII of the Civil Rights Act of 1964, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act of 1988 (also known as "WARN"), the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the Connecticut Fair Employment Practices Act, and any other federal, state and local law dealing with discrimination on any basis, including sex, race, national origin, veteran status, marital status, religion, disability, sexual orientation, reservist status or age. You also agree that the release and waiver stated in this Agreement includes claims based on contract or tort theories, whether based on common law or otherwise. This Agreement also includes a release and waiver by you of any claims that you suffered or any other harm by or through the actions of the Company, including, but not limited to, claims for defamation or emotional distress. This Release and Waiver does not apply to claims arising under any Workers Compensation statute, except claims for wrongful discharge or other discrimination in employment for exercising rights under this statute. The Release and Waiver in this Agreement does not affect your vested rights, if any, in the Company's pension plans, which survive unaffected by this Agreement.

B. NONRELEASE OF FUTURE CLAIMS: This Release and Waiver covers all claims or demands based on any facts or events, whether known or unknown by you, that occurred on or before the date you sign this Agreement. The Company acknowledges that you have not released any rights or claim that you may have that arise after the date this Agreement is executed.

C. NO FUTURE LAWSUITS: As a terminating employee who chooses to accept the terms of this Agreement, you promise never to file a lawsuit asserting any claim or demand against the Company, or those associated with the Company, including claims filed in state or federal court that arise from or are related to any claim that is within the scope of the Release and Waiver or claims arising from or related to your employment. In addition, you agree not to assist any other person or entity in bringing any lawsuit against the Company in any state or federal court unless you are compelled to do so by the court or by law. Your failure to comply with this provision shall constitute a breach of the Agreement.

BY SIGNING THIS AGREEMENT, YOU GIVE UP ANY RIGHT YOU MAY HAVE TO BRING A LAWSUIT OR RECEIVE A RECOVERY ON ANY CLAIM AGAINST THE COMPANY AND THOSE ASSOCIATED WITH THE COMPANY BASED ON ANY ACTIONS, FAILURES TO ACT, STATEMENTS OR EVENTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT, INCLUDING CLAIMS THAT IN ANY WAY ARISE FROM OR RELATE TO YOUR EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF THAT EMPLOYMENT.

II. PAYMENTS AND BENEFITS

If you agree to the "Complete Release and Waiver of Claims" by signing this Agreement, you will receive the following consideration to which you are not otherwise entitled and which you acknowledge as sufficient, for your obligations under this Agreement.

1. Your last day of employment is September 30, 2004 (the "Termination Date").

2. For the period October 1, 2004 to January 31, 2005, you agree to act as a consultant to the President and the Chief Executive Officer of the Company, as reasonably requested, such requests not to interfere with your right to engage in other employment as set forth herein, and you will be paid a total of $90,000.00 in four separate and equal payments at the end of each month. You will be considered an independent contractor and a Form 1099 will be issued for the payments in this paragraph.

3. For the period February 1, 2005 to April 30, 2005, you agree to make yourself available as a consultant to the President and Chief Executive Officer, as reasonably requested, such requests not to interfere with your right to engage in other employment as set forth herein, and you will be paid a non-refundable retainer of $67,500.00 on February 1, 2005, for which a Form 1099 will be issued. In addition, you will be paid $150.00 an hour for each hour you provide actual consulting services to the Company.

4. Subsequent to the Termination Date, subject to the provisions of Section IV herein, you may engage in other employment, whether part-time or full-time, which shall not affect any payments you receive pursuant to paragraphs 2 and 3 above in this Section II regarding consulting you may perform for the Company. You shall have no obligation to provide any consulting services to the Company after April 30, 2005 and the Company shall have no obligation to make any payments for any such services performed after April 30, 2005.

5. You agree and acknowledge you are not eligible to receive or otherwise entitled to receive any bonus or prorated bonus, under any policy, practice or plan of the Company or pursuant to this Agreement for the fiscal year 2005 or subsequently.

6. You acknowledge and agree that you and your immediate family's participation in any benefit plan provided by the Company will cease as September 30, 2004, including but not limited to any health, life insurance or disability plan, except to the extent any such plan provides to the contrary with regard to employees who have terminated employment and with the exception that your participation will continue in the Company's pension plan or any other "top hat" non-qualified pension benefit plan but no additional years of service will be credited to you subsequent to September 30, 2004 nor will any subsequent contribution be permitted to any such plan. Your rights under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") will commence on October 1, 2004.

7. All unvested stock options previously granted pursuant to any of the Company's stock option plans and all restricted stock granted to you shall vest on September 30, 2004. Your opportunity to exercise all of your vested stock options is extended up to and including March 31, 2006 and such options must otherwise be exercised in accordance with the applicable stock option plans and grant agreements.

8. Marc Giles will provide a favorable letter of reference to be mutually agreed upon and attached hereto as an Exhibit.

9. The Company will reimburse you for your legal expenses and costs incurred in connection with your review of this Separation Agreement, in an amount not to exceed $5,000.

10. The Company shall continue to provide you with Directors and Officers insurance with respect to acts or omissions that occurred while you were an officer or director of the Company and shall indemnify you, hold you harmless and defend you from any and all claims that may be asserted against you by any third party with respect to your employment with the Company, including advancing reasonable attorneys fees, costs and expenses.

III. SURRENDER OF MATERIALS

You acknowledge that you have returned or will return to the Company by September 30, 2004, all Company-related reports, files, memoranda, notes, records and other documents (whether stored electronically or otherwise) as well as credit cards, card key passes, door and file keys, computer access codes, computer software and any other property that you received or prepared or helped to prepare in connection with your employment. You further acknowledge that you have not and will not retain any copies of excerpts of the materials described above, and that you will not attempt to retrieve or recreate any of the materials described above after the termination of your employment.

IV. NON-COMPETITION

For two (2) years after September 30, 2004, you agree (1) that you shall not directly or indirectly, whether individually or as a partner, officer, director, employee, consultant or in any capacity whatsoever, own, manage, operate, control or participate in the ownership, management, operation or control of or have any substantial financial interest in the conduct of any business or venture which competes with the Company or any of its subsidiaries or affiliates, in any country in which the Company conducts business or maintains an office; (2) you shall not directly or indirectly, on your behalf or on behalf of any other person, firm, organization, business or venture solicit, induce, influence or encourage any employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment with the Company or violate any agreement or duty or responsibility to the Company; and (3) you shall not directly or indirectly, on your behalf or on behalf of any other person, firm, organization, business or venture solicit, induce, influence or encourage any customer, supplier or any person or entity which has a business relationship with the Company or any of its subsidiaries or affiliates to terminate, discontinue or materially alter its relationship with the Company or its subsidiaries or affiliates. You acknowledge that the restrictions contained herein are reasonable in scope, area and duration and are necessary to protect the Company's legitimate business interests, and that any violation of this paragraph will cause irreparable harm for which monetary damages will not be an adequate remedy. In the event of a breach of the provisions of this paragraph, the Company will be entitled to an injunction, specific performance or other remedies available in law or in equity. For purposes of this paragraph, "competes" means a competitor that is engaged in the business of sign making and specialty graphics, or apparel and flexible materials, or ophthalmic lenses processing.

V. CONFIDENTIAL INFORMATION

You will not at any time directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as defined below) relating to the business of the Company or any affiliate of the Company, except as may be required by applicable law. The term "Confidential Information" means information of the Company or an affiliate which is confidential, secret or proprietary and pertains directly or indirectly to the business activities or services of the Company or an affiliate or their customers or clients, including but not limited to methods, processes, procedures, business plans, client lists and records, potential client or customer lists and client or customer billing. However, the term Confidential Information will not include information which has been or is subsequently generally available to the public or has been or is subsequently made public by the Company or any affiliate or a third party not obligated to keep that information secret or confidential.

VI. BREACH OF AGREEMENT

If either party violates any part of this Agreement, the breaching party will be responsible for all costs incurred by the non-breaching party that flow from that violation, including but not limited to the non-breaching party's legal fees and other costs associated with prosecuting or defending any legal action related to said breach.

VII. GOVERNING LAW

This Agreement shall be governed by and construed under the laws of the State of Connecticut.

ACKNOWLEDGMENTS

1. You acknowledge receipt of this Agreement on July 13, 2004;

2. You acknowledge that you have read and understand this Agreement and the meaning and effect thereof;

3. You have been given a period of at least twenty-one days from the date of receipt noted above within which to consider this Agreement and determined that you did not need that entire period but had ample time to carefully review and consider this Agreement.

4. This Agreement is not effective or enforceable for seven days after you sign it and you may revoke it during that time. If you choose to revoke the Agreement, you must do so in writing and such written notice must be received by the Company prior to the end of the seventh day after you sign the Agreement. Any revocation within this period must be submitted, in writing, to William V. Grickis, Jr., Esq., Gerber Scientific, Inc., 83 Gerber Road West, South Windsor, CT 06074. If the Company does not receive a written revocation by the end of the seven day period, this Agreement will become fully enforceable at that time. Revocation of this Agreement does not alter or change the fact that your employment with the Company has been terminated.

5. You have not relied on any representations, promises, or agreements of any kind made to you in connection with your decision to sign this Agreement. This Agreement sets forth the entire agreement between you and the Company and supersedes and renders null and void any and all prior or contemporaneous oral or written understandings, statements, representations or promises.

6. You acknowledge that a finding that any term or provision of this Agreement is invalid, unlawful or unenforceable will not affect the remaining terms and provisions of this Agreement, except that if the Release and Waiver provision above, which is an essential and material element of the Agreement, is found invalid, the entire Agreement shall also be invalid.

You have read, understand and voluntarily execute this Agreement and assent to its terms, affirming that your decision to sign this Agreement has been made freely and without any duress or coercion.

Dated: July 14, 2004               /s/ Shawn Harrington
                                               Shawn Harrington

Dated: July 14, 2004              GERBER SCIENTIFIC, INC.

                                               By: /s/ William V. Grickis, Jr.
                                                     William V. Grickis, Jr.
                                                     General Counsel